SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): October 28, 2003





                           WRIGHT MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)





           Delaware                  000-32883                 13-4088127
---------------------------      ---------------               -----------
(State or other jurisdiction        (Commission               (IRS Employer
     of  incorporation)             File Number)          Identification Number)



        5677 Airline Road, Arlington, Tennessee                      38002
      -----------------------------------------                     -------
       (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (901) 867-9971




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Item 7.    Financial Statements and Exhibits

           (c)    Exhibits

                  The following exhibit is being furnished as part of this report:

     Exhibit
     Number                            Description
-----------------       -------------------------------------------------------

    99               Press release issued by Wright Medical Group, Inc. on
                     October 28, 2003.

Item 12.   Results of Operations and Financial Condition

       On October 28, 2003, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

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



                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date:  October 28, 2003

                                          WRIGHT MEDICAL GROUP, INC.


                                      By:    /s/ F. Barry Bays
                                           ------------------------------------
                                           F. Barry Bays
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

 Exhibit Number
                                   Description
-----------------       ------------------------------------------------------

       99               Press release issued by Wright Medical Group, Inc.
                        on October 28, 2003.